                                                                  EXHIBIT 10.120
Recording requested by and
when recorded mail to:

O'MELVENY & MYERS
1999 Avenue of the Stars, Suite 700
Los Angeles, California  90067
Attention:  Dean Pappas, Esq.
File No.:  843,112-044

______________________________________________________________________________
                    (Space above line is for Recorder's use)

             DEED OF TRUST, FIXTURE FILING AND FINANCING STATEMENT
                AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS

                NOTICE: THIS INSTRUMENT SECURES FUTURE ADVANCES.


     THIS DEED OF TRUST, FIXTURE FILING AND FINANCING STATEMENT AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (this "DEED OF TRUST"), made as of the 16th day of January, 1996, by and among SAHARA LAS VEGAS CORP., a Nevada corporation, as debtor and trustor ("TRUSTOR"), STEWART TITLE OF NEVADA, a Nevada corporation, as trustee ("TRUSTEE"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation, as Collateral Agent on behalf of itself and each of the Holders, as secured party and beneficiary ("BENEFICIARY").


                              W I T N E S S E T H:

     THAT TRUSTOR HEREBY:

     GRANTS, bargains, sells, transfers, conveys and assigns the following described real property and related collateral to Trustee, IN TRUST, WITH POWER OF SALE, to have and to hold the same unto Trustee and its successors in interest, for the benefit of and on behalf of Beneficiary, upon the trusts, covenants and agreements herein expressed:

     DESCRIPTION OF REAL PROPERTY COLLATERAL

     All that certain real property, and the interests of Trustor therein, situate in the County of Clark, State of Nevada, that is more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof (the "LAND");

     Together with all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining any of the Land and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with any of the Land, with appurtenances ("ADJACENT INTERESTS");

     Together with all right, title and interest of Trustor in and to all buildings, structures and all other improvements and fixtures that are or may hereafter be erected or placed on or in the Land and all rights and interests of Trustor in and to all buildings, structures and other improvements and fixtures

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that are or may hereafter be erected or placed on or in Adjacent Interests
(collectively, the "IMPROVEMENTS");

     Together with all right, title and interest of Trustor in and to all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to any of the Land, Adjacent Interests or Improvements (collectively, the "APPURTENANCES");

     Together with all rents, issues, products, earnings, revenues, payments, profits, royalties and other proceeds and income of or from any of the foregoing or of or from any of the Leases, as hereinafter defined (collectively, the "RENTS"), subject, however, in the case of Rents, to the absolute assignment given to Beneficiary in Section 12 hereof, to which Section 12 this grant to the Trustee is subject and subordinate;

     Together with all leasehold estate, right, title and interest of Trustor in and to all leases, subleases, licenses, concessions, franchises and other use or occupancy agreements, as the same may be from time to time amended, modified, extended or renewed (collectively, "LEASES"), including, without limitation, that certain Ground Lease dated as of January 1, 1987, by and between Howard Hughes Properties, Limited Partnership, a Delaware limited partnership, and Wet 'N Wild, Inc., a Florida corporation, as amended (the "WET 'N WILD LEASE"), and any amendments, modifications, extensions or renewals thereof, covering any of the Land, Adjacent Interests, Improvements or Appurtenances, now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder, including, without limitation, the right to all security deposits, advance rentals, other deposits, and all payments of similar nature, relating thereto;

     Together with all right, title and interest of Trustor in and to all water rights and rights to the use of water now or hereafter appurtenant to or used in connection with any of the Land, Adjacent Interests, Improvements or Appurtenances ("WATER RIGHTS");

     Together with any and all other estate, right, title, interest, property, possession, claim or demand, in law or in equity, which Trustor now has or may hereafter acquire in or to any of the Land, Adjacent Interests, Improvements, Appurtenances, Rents, Leases and Water Rights, or pertaining or appurtenant thereto, and all reversions and remainders thereof, and all tenements, hereditaments and appurtenances thereunto belonging or in any wise appertaining thereto ("OTHER INTERESTS") (said Land, Adjacent Interests, Improvements, Appurtenances, Rents, Leases, Water Rights and Other Interests may be referred to herein as the "REAL PROPERTY"); AND

     THAT TRUSTOR HEREBY:

     GRANTS a security interest, pursuant to the Nevada Uniform Commercial Code -- Secured Transactions, to Beneficiary on the terms and provisions (by this reference incorporated herein with respect to the security interest herein granted and the rights and obligations of the parties with respect to the Personal Property, as hereinafter defined, but for no other purpose) set forth in that certain Security Agreement dated as of even date herewith by and between Trustor, as Grantor, and Beneficiary, as Secured Party (the "SECURITY AGREEMENT"), in all of Trustor's right, title and interest in and to the following described personal property, whether now owned or hereafter acquired (collectively, the "PERSONAL PROPERTY"):

                  DESCRIPTION OF PERSONAL PROPERTY COLLATERAL

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     All Trustor's right, title and interest in and to that certain personal property, described hereinbelow as follows, and the interests of Trustor therein, whether now owned or hereafter acquired (collectively the "PERSONAL PROPERTY"):

     (a) All present and future chattels, furniture, furnishings, goods, equipment, fixtures and all other tangible personal property, of whatever kind and nature, now or hereafter used in connection with or placed or located in or on any part of the Real Property (including, without limitation, any building or structure that is now or that may hereafter be erected on the Real Property), including, but not limited to, machinery, materials, goods and equipment now or hereafter used in any construction or operation relating thereto (including, without limitation, air conditioning, heating, electrical, lighting, fire fighting and fire prevention, food and beverage service, laundry, plumbing, refrigeration, security, sound, signaling, telephone, television, window washing and other equipment and fixtures, of whatever kind or nature, including generators, transformers, switching gear, boilers, burners, furnaces, piping, sprinklers, sinks, tubs, valves, compressors, motors, carts, dumb waiters, elevators and other lifts, floor coverings, hardware, keys, locks, organs, pianos, planters, railings, scales, shelving, signs, tools, machinery, molds, dies, drills, presses, planers, saws, furniture, business fixtures, trade fixtures, electric, gas and other motor vehicles, uniforms, vacuum cleaners, hotel furniture, furnishings and equipment, bathroom furniture and furnishings (including towels, bathmats, hamperettes, shower curtains and other bath linen), beds and bedding (including mattresses, springs, pillows, bed pads, sheets, blankets, comforters, spreads and other bed linens and furnishings), bric-a-brac, chairs, chests, vanities, secretaries, bureaus, chiffonniers, love seats, benches, costumers, smoking stands, sand jars, desks, dressers, hangings, paintings, pictures, frames, sculptures, lamps, light bulbs, mirrors, night stands, ornaments, radios, stereo equipment, sofas, statuary, tables, telephones, televisions, vases, window coverings, foodstuffs, beverages (including beer, wine, liquor and other alcoholic beverages), and other consumables (including soap, shampoo, cleaning supplies and paper goods), cutlery, cooking, baking and other kitchen utensils and apparatus (including crockery, fryers, grills, kettles, mixers, pots, pans, pails, racks, steamers and toasters), china and other dishes, flatware, glassware, hollowware, serving pieces, trays, table linens, washers, dryers, irons, ironing boards and other ironing equipment, cables, outlets, plugs, wiring and related apparatus and fixtures, card readers, cash registers, adding machines, calculators, computers, keyboards, monitors, printers, printing equipment, envelopes, stationary, posting machines, blank forms, typewriters, typewriter stands, other office and accounting equipment and supplies, time stamps, time recorders, bookkeeping machines, checking machines, payroll machines, computer reservations systems, and all other goods, equipment, furnishings, apparatus and fixtures which are now or may hereafter be located at or used at or in connection with the Real Property) and all other tangible personal property used or to be used at or in connection with, or placed or to be placed in, rooms, halls, lounges, offices, lobbies, lavatories, basements, cellars, vaults or other portions of the Real Property or any facilities on the Real Property or of any other building or buildings hereafter constructed or erected thereon, whether herein enumerated or not, and whether or not contained in any such building, and which are used or to be used or useful in the operation and maintenance thereof, or in any business conducted thereon, together with all replacements and substitutions for any and all personal property in which Trustor has an interest, including without limitation such goods and equipment as shall from time to time be located, placed, installed or used in or upon, or procured for use, or to be used or useful in connection with the operation of the whole, or any part of, the Real Property or any facilities on the Real Property and all parts thereof and all accessions thereto;

     (b) All present and future inventory and merchandise in all of its forms (including, but not limited to, (i) all goods held by Trustor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, (iii) all goods in which Trustor has an interest in mass or a joint or other interest or right of any kind, (iv) all goods that are returned to or repossessed by Trustor, and (v) all accessions thereto and products thereof;

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     (c) All present and future accounts, accounts receivable, rentals, revenues, receipts, payments, and income of any nature whatsoever derived from or received with respect to any facilities on the Real Property, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, condemnation deposits and awards, notes and drafts, securities, certificates of deposit and the right to receive all payments thereon or in respect thereof (whether principal, interest, fees or otherwise), contract rights (other than rights under contracts or governmental permits that may not be transferred by law), including, without limitation, rights to all deposits from tenants and other users of the Real Property or any facilities on the Real Property, rights under all contracts relating to the construction, renovation or restoration of any of the improvements now or hereafter located on the Real Property or the financing thereof and all rights under payment or performance bonds, warranties, and guaranties, and all rights to payment from any credit/charge card organization or entity such as or similar to, and including, without limitation, the organizations or entities that sponsor and administer, respectively, the American Express Card, the Carte Blanche Card, the Diners Club Card, the Discover Card, the MasterCard and the Visa Card, books of account, and principal, interest and payments due on account of goods sold, services rendered, loans made or credit extended, on or in connection with the Real Property or any facilities on the Real Property and all forms of obligations owing to and rights of Trustor or in which Trustor may have any interest, however created or arising;

     (d) All present and future right, title and interest of Trustor in and to all leases, subleases, licenses, concessions, franchises and other use or occupancy agreements, and any amendments, modifications, extensions or renewals thereof, whether or not specifically herein described, which now or may hereafter pertain to or affect the Real Property or any portion thereof, and all amendments to the same, including, but not limited to, the following: (i) all payments due and to become due under such Leases, whether as rent, damages, insurance payments, condemnation awards, or otherwise; (ii) all claims, rights, powers, privileges and remedies under such Leases; and (iii) all rights of the Trustor under such Leases to exercise any election or option, or to give or receive any notice, consent, waiver or approval, or to accept any surrender of the premises or any part thereof, together with full power and authority in the name of the Trustor, or otherwise, to demand and receive, enforce, collect, and receipt for any or all of the foregoing, to endorse or execute any checks or any instruments or orders, to file any claims, and to take any other action that Beneficiary may deem necessary or advisable in connection therewith;

     (e) All present and future deposit accounts of Trustor, any demand, time, savings, passbook or like account maintained by Trustor with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Trustor, whether or not deposited in any such deposit account;

     (f) All present and future general intangibles (including but not limited to all governmental permits relating to construction or other activities on the Real Property), all tax refunds of every kind and nature to which Trustor now or hereafter may become entitled, however arising, all other refunds, and all deposits, goodwill, chooses in action, rights to payment or performance, judgments taken on any rights or claims included in the Property (as hereinafter defined), trade secrets, computer programs, software, customer lists, business names, trademarks, trade names and service marks, patents, patent applications, licenses, copyrights, technology, processes, proprietary information and insurance proceeds;

     (g) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, ledger cards, computer programs, tapes, disks and other information storage devices, all related data processing software, and all electronically recorded data

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relating to Trustor or its business or the Real Property, all receptacles and containers for such records, and all files and correspondence;

     (h) All present and future maps, plans, specifications, surveys, studies, reports, data and drawings (including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings) prepared for or relating to the Real Property or the construction, renovation or restoration of any improvements on the Real Property or the extraction of minerals, sand, gravel or other valuable substances from the Real Property, together with all amendments and modifications thereto;

     (i) All present and future licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including options, option rights and contract rights), other than those (including non-transferable gaming permits) that may not be transferred by law, now or hereafter obtained by Trustor from any governmental authority having or claiming jurisdiction over the Real Property or any other element of the Property or providing access thereto, or the operation of any business on, at, or from the Real Property;

     (j) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments, brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments and liquidation payments received or receivable with respect thereto;

     (k) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and improvements to or of or with respect to any of the foregoing;

     (l) All other fixtures and storage and office facilities, and all accessions thereto and products thereof and all water stock relating to the Real Property;

     (m) All other tangible and intangible personal property of Trustor;

     (n) All rights, remedies, powers and privileges of Trustor with respect to any of the foregoing; and

     (o) Any and all proceeds, products, rents, income and profits of any of the foregoing, including, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds (whether or not the Trustee or Beneficiary is the loss payee), and any other tangible or intangible property received upon the sale or disposition of any of the foregoing (it being agreed, for purposes hereof, that the term "PROCEEDS" includes whatever is receivable or received when any of the Personal Property is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary). Notwithstanding anything to the contrary contained herein, Beneficiary acknowledges that it has no security interest in (x) any cash of Trustor described in clauses (d), (e), (f) and (j) above, to the extent such a security interest is prohibited by any Gaming Laws, or (y) any deposit account described in clause (e) above, to the extent such a security interest is not permitted by applicable law;

     (The Real Property, the Personal Property and all of the other collateral described above may hereinafter be collectively referred to as the "PROPERTY"; provided that, Beneficiary hereby acknowledges that certain improvements located on the Property have been constructed and are currently

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owned by the tenant under the Wet 'N Wild Lease and that Trustor is hereby granting only its right, title and interest (if any) in and to such improvements);

         FOR THE PURPOSE OF SECURING:
         ----------------------------

     FIRST: Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Trustor now or hereafter existing under or arising out of or in connection with that certain Note Purchase Agreement of even date herewith, by and among Trustor, Beneficiary, as agent for the Holders, and Sahara Gaming Corporation, a Nevada corporation ("SGC") (the "NOTE PURCHASE AGREEMENT") (it being acknowledged that all initially capitalized terms used herein without definition shall have the meanings given such terms in the Note Purchase Agreement), or the promissory notes issued to the Beneficiary and the other Holders to evidence such obligations and liabilities, together with any and all renewals, extensions, amendments, modifications, rearrangements, replacements, restatements, substitutions and addendums thereof or thereto (herein referred to as the "NOTES"), whether for principal in the maximum principal amount of Twenty Million Dollars ($20,000,000) in the aggregate or such principal amount as may be advanced and remain unpaid or for interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Trustor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Beneficiary as a preference, fraudulent transfer or otherwise.

     SECOND: Payment and performance of every obligation, covenant, promise and agreement of Trustor herein contained, or incorporated herein by reference, including any sums paid or advanced by Beneficiary or Trustee pursuant to the terms hereof.

     THIRD: Payment of the expenses and costs incurred or paid by Beneficiary in the preservation and enforcement of the rights and remedies of Beneficiary and the duties and liabilities of Trustor hereunder, including, but not by way of limitation, attorneys' fees, court costs, witness fees, expert witness fees, collection costs, Trustee's fees and costs of a Trustee's Sale Guarantee, and costs and expenses paid by Beneficiary in performing for Trustor's account any obligation of Trustor.

     FOURTH: Payment of additional sums and interest thereon which may hereafter be loaned to Trustor by Beneficiary when evidenced by a promissory note or notes or other writing that recites that this Deed of Trust is security therefor.

     FIFTH: Performance of every obligation, warranty, representation, covenant, agreement and promise of Trustor contained in the Note Purchase Agreement, Security Agreement and all other Basic Documents, except the Environmental Indemnity.

     The foregoing are described herein as the "SECURED OBLIGATIONS". All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. Such terms include any provisions in the Notes or the Note Purchase Agreement which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

     It is the intention of Trustor, Beneficiary and the Holders that this Deed of Trust is an "instrument" (as defined in NRS 106.330, as amended or recodified from time to time) which secures "future advances" (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS 106.300 through 106.400, as amended and recodified from time to time ("NRS" means Nevada Revised Statutes). It is the intention of the parties that the Secured Obligations include the obligation of the Trustor to repay "future advances" of "principal" (as defined in NRS 106.345, as amended or recodified from time to time) in an amount up to $20,000,000, and that the lien of this Deed of Trust secures the obligation of Trustor to repay all such "future advances" with the priority set forth in NRS 106.370(1), as amended or recodified from time to time.

     THIS DEED OF TRUST FURTHER WITNESSETH THAT, IN CONNECTION WITH AND IN FURTHERANCE OF THE FOREGOING GRANTS, AND THE ENCUMBRANCES, LIENS AND SECURITY INTERESTS CREATED THEREBY, TRUSTOR COVENANTS AND AGREES AS FOLLOWS:

     1. CERTAIN REPRESENTATIONS AND WARRANTIES. Trustor represents, warrants and covenants that, except as set forth in the Note Purchase Agreement or as disclosed to Beneficiary, prior to the date hereof, in a writing making reference to this Section 1 of this Deed of Trust:

               (a) Trustor lawfully possesses and holds fee simple title to all of the Land and Improvements subject to the permitted exceptions set forth on Exhibit B attached hereto and incorporated herein by this reference (the
        ---------
     "PERMITTED EXCEPTIONS");

               (b) Trustor has or will have good title to all Property other than the Land and Improvements;

               (c) Trustor has the full and unlimited power, right and authority to encumber the Property and assign the Rents;

               (d) This Deed of Trust creates a first priority lien on the Property, subject to the Permitted Exceptions;

               (e) Subject to the Permitted Exceptions (to the extent applicable), Trustor owns (or, with respect to any Personal Property acquired by Trustor after the date hereof, will own) the Personal Property free and clear of any security agreements, reservations of title or conditional sales contracts, and there is no financing statement affecting the Personal Property on file in any public office other than the one to perfect the security interest herein granted;

               (f) Trustor's place of business, or its chief executive office if it has more than one place of business, is located at the address specified in the Note Purchase Agreement;

               (g) No part of the Property is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, and no part of the Property is subject to any foreclosure or similar proceeding;

               (h) There is no pending or, to the best of Trustor's knowledge, threatened, litigation, action, proceeding or investigation, including, without limitation, any condemnation proceeding, against Trustor or the Property before any court, governmental or quasi-governmental, arbitrator or other authority;

               (i) Access to and egress from the Property are available and provided by public streets, and Trustor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property;

               (j) Adequate utilities services exist for the current ownership, use, occupancy, operation and maintenance of the Property, and Trustor is not in default of any obligation to any utility service provider;

               (k) The Property is located in a zoning district designated H-1 of the unincorporated City of Las Vegas, the County of Clark, State of Nevada. Such designation permits the development, use and operation of the Property as it is currently operated as a matter of right and not as a non-conforming use. The Property complies in all respects with all requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to the Property;

               (l) Except for those that are Permitted Exceptions, there are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Trustor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the Property that may result in special assessments. Except for those that are Permitted Exceptions, there are no tax abatements or exceptions affecting the Property;

               (m) Trustor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

               (n) Except as set forth in the lease certificate from Trustor to Beneficiary dated as of the date hereof (the "LEASE CERTIFICATE"), there are no occupancy rights (written or oral), Leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all leases, licenses and other occupancy agreements presently affecting the Property. No written or oral agreements or understandings exist between Trustor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Lease Certificate or that are in any way inconsistent with the rights described in the Lease Certificate.
     Except as set forth in the Lease Certificate, to Trustor's knowledge, there has been no default or event which, with the giving of notice or the passage of time, or both, would constitute a default by any party under the Leases (including, without limitation, the Wet 'N Wild Lease);

               (o) Except as specifically set forth in the Wet 'N Wild Lease, there are no options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

               (p) Except as otherwise disclosed to Beneficiary in writing prior to the date hereof, (i) there are no contracts (other than the Wet 'N Wild Lease) presently affecting the Property ("CONTRACTS") having a term in excess of one hundred eighty (180) days or not terminable by Trustor (without penalty) on thirty (30) days' notice; (ii) Trustor has heretofore delivered to Beneficiary true and correct copies of each of the Contracts together with all amendments thereto; (iii) Trustor is not in default of any obligations under any of the Contracts;

     and (iv) the Contracts represent the complete agreement between Trustor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Trustor. Trustor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default under any of the Contracts;

               (q) Trustor or its tenant currently has all permits ("PERMITS") necessary or desirable for the use, ownership, development, occupancy and maintenance of the Property as used as of the date hereof. None of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and Trustor or its tenant has made or will make application for renewals of any of the Permits prior to the expiration thereof; and

               (r) All insurance policies held by Trustor relating to or affecting the Property are in full force and effect and shall remain in full force and effect (unless replaced with new policies that meet the requirements set forth in Section 6 hereof) through the date of payment in
                               ---------
     full of the Obligations. Trustor has not received any notice of default or notice terminating or threatening to terminate any such insurance policy and Trustor has made or will make application for renewals of any of such insurance policies prior to the expiration thereof.

          2. PAYMENT OF OBLIGATIONS. Trustor shall pay when due the principal of and interest on the indebtedness evidenced by the Notes; all charges, fees and other sums as provided in the Basic Documents; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

          3. COMPLIANCE WITH LAWS. Trustor shall not commit, suffer or permit any act to be done, or condition to exist, on, or with respect to, the Property which violates or is prohibited by any law, statute, code, act, ordinance, order, judgment, decree, injunction, rule, regulation, permit, license, authorization or direction of any government or subdivision thereof, whether it be federal, state, county or municipal (collectively, "LEGAL REQUIREMENTS"), which is applicable to the Property, or any part thereof, now or at any time hereafter.

          4. MAINTENANCE OF PROPERTY. Trustor agrees: (a) properly to care for and keep said Property in good condition and repair; (b) not to remove, demolish or substantially alter any building on the Real Property except (i) in compliance with the terms of this Deed of Trust relating to the occurrence of a casualty or condemnation, (ii) upon the prior written consent of Beneficiary or
(iii) as required under the Wet 'N Wild Lease; (c) to complete promptly and in a good and workmanlike manner any building or other improvement which may be constructed thereon, to restore promptly in like manner any portion of the Improvements (and any other improvements located on the Real Property, whether or not such improvements are owned by Trustor) which may be damaged or destroyed from any cause whatsoever, and to pay when due all claims for labor performed and materials furnished therefor; (d) to comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Property or any part thereof, including any which require alteration or improvement thereof, and with all requirements of insurance companies insuring the Property or any portion thereof and of any bureau or agency which establishes standards of insurability; (e) not to commit or permit any waste or deterioration of the Property; (f) to keep and maintain abutting grounds, sidewalks, roads, parking and landscaped areas in good and neat order and repair; (g) not to apply for, willingly suffer or permit any change in zoning, subdivision, or land use regulations affecting the Property without the prior written consent of Beneficiary; (h) not to drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Property or any part thereof without the prior written consent of

Beneficiary; and (i) to do all other acts, in a timely and proper manner, which, from the character or use of the Property, may be reasonably necessary to maintain and preserve its value, the specific enumerations herein not excluding the general.

          5.   ENVIRONMENTAL OBLIGATIONS.

          (a) Trustor shall comply with, and shall use its best efforts to cause each occupant of the Property to comply with, any and all Environmental Laws (as hereinafter defined) regarding the presence or removal of Hazardous Material (as hereinafter defined) on or in the Property, shall pay immediately, when due, the costs of removal from the Property and disposal of any Hazardous Material which is required to be removed pursuant to any Environmental Laws and shall keep the Property free of any lien which may arise pursuant to any such Environmental Laws. Trustor shall not, and shall not permit any person or entity (including any tenant or other occupant of the Property), to release, discharge, or dispose of any Hazardous Material on the Real Property except in compliance with all Environmental Laws and, if the same shall exist, Trustor shall immediately remove or cause to be removed from the Real Property such Hazardous Material to the extent required to be removed pursuant to any Environmental Laws.

          (b) As used herein, the term "HAZARDOUS MATERIAL" means: (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous materials", hazardous wastes", "extremely hazardous waste", "restricted hazardous waste", "infectious waste", "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Law or publication promulgated pursuant thereto; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluid, produced water or other waste associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iv) any flammable substance or explosive; (v) any radioactive material; (vi) asbestos in any form; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing poly-chlorinated biphenyls; (ix) any pesticide; (x) all hazardous substances defined in NRS 40.504, and (xi) any other chemical, material or substance exposure to which is prohibited, limited or regulated by any Federal, state, local or other governmental authority or which may or could pose a hazard to human health or safety or the environment if released into the workplace or the environment; the term "ENVIRONMENTAL LAW" means any statute, ordinance, order, rule, regulation, plan, policy, decree, permit, guidance document, or other requirement of any Federal, state, local or other governmental authority relating to: (aa) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release (as hereinafter defined) or threatened Release of Hazardous Material, (bb) the presence, generation, use, storage, transportation or disposal of Hazardous Material, or (cc) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to any of the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. (S)651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), each as amended and supplemented, and any analogous future or present local, state and federal statutes, ordinances and other laws, and rules and regulations promulgated pursuant thereto, each as in effect as of the date of determination; and the term "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, dumping, leaching or migration of Hazardous Material into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), or into or out of any of the Property, including the movement of any Hazardous Material through the air, soil, surface, water, groundwater or property.

          (c) Trustor hereby agrees to indemnify, hold harmless and defend (by counsel of Beneficiary's or the Holders' choice) Beneficiary, the Holders, their directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, demands, liabilities, fines, penalties, assessments, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to attorneys' and consultants' fees and expenses), arising directly or indirectly, in whole or in part, out of (i) the presence on or under the Property (including, but not limited to, the surrounding streets and sidewalks) of any Hazardous Material, or any Release of any Hazardous Material on, under or from the Property, or (b) any activity carried on or undertaken on or off the Property until the Secured Obligations have been fully and finally satisfied, and whether by Trustor or any employees, agents, contractors or subcontractors of Trustor or any third persons occupying or present on the Property, in connection with the use, holding, handling, treatment, removal, storage, decontamination, cleanup, transport, Release, generation, processing or abatement of any Hazardous Material located or present in, on or under the Property (including, but not limited to, the surrounding streets and sidewalks). The foregoing indemnity shall further apply to any residual contamination in, on or under the Property (including, but not limited to, the surrounding streets and sidewalks), or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, holding, handling, treatment, removal, decontamination, cleanup, storage, transport, disposal, Release, processing or abatement of any such Hazardous Material, and irrespective of whether any of such activities are undertaken in accordance with applicable Environmental Laws. Trustor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust to the contrary, the obligations of Trustor under this Section 5(c) shall be unlimited personal obligations of Trustor, shall not be secured by this Deed of Trust and shall survive any foreclosure under this Deed of Trust, any transfer in lieu thereof, and any satisfaction of the Secured Obligations.

          6.   INSURANCE.

          (a) TYPES AND AMOUNTS REQUIRED. During the continuance of this Deed of Trust, Trustor shall at all times provide, maintain and keep in force, at no expense to Trustee or Beneficiary, for the benefit of Trustor and Beneficiary, as their respective interests may appear, the following policies of insurance:

               (i) During the course of any construction or repair of Improvements on the Property, (x) builder's completed value risk insurance against "all risks of physical loss" (including fire and extended coverage, and endorsements extending coverage for vandalism and malicious mischief, collapse and property in transit, offsite storage, delay of opening (business interruption), demolition and debris removal, flood, and, if available, earthquake), in non-reporting form, covering 100% of the anticipated cost of construction or repair, including "soft costs", with a deductible from the loss payable for any casualty that is acceptable to Beneficiary in its sole discretion (and Trustor shall obtain Beneficiary's approval of the deductible prior to commencing any such new construction or major repair); said policy to contain a "permission to occupy upon completion of work or occupancy" endorsement and waiver of subrogation endorsement acceptable to Beneficiary, and with replacement cost coverage in an agreed amount, and (y) an "owner/contractor protective liability" policy, providing separate liability coverage for Trustor and Beneficiary, with a limit of not less than $10,000,000; provided that, such insurance
                                                -------- ----
     policies may be provided by Trustor's tenant so long as Beneficiary is named as an additional insured under such tenant's policies;

               (ii) Insurance against loss or damage to the Improvements and Personal Property owned by Trustor by fire and any of the other risks covered by insurance of the type now known as "all risks of physical loss" (including, if requested by Beneficiary, theft and earthquake coverage) in an amount not less than 100% of the then full replacement cost of the Improvements and Personal Property (exclusive of the cost of excavations, pilings, foundations, footings and other underground improvements) without deduction for physical depreciation; with a stipulated value or agreed amount clause for not less than ninety percent (90%) of the then full replacement cost of the Improvements; with a replacement cost endorsement, a waiver of subrogation endorsement, coverage for the cost of removing damaged property, and, if Beneficiary shall so require, coverage for demolition and increased cost of construction occasioned by operation of any law or ordinance regulating the construction, use or repair of the Improvements; and with not more than $15,000 deductible from the loss payable for any casualty (or, if Beneficiary requires earthquake coverage, then, with respect to such coverage, such deductibles as are reasonably approved by Beneficiary); and Beneficiary shall be named as an additional insured under all casualty/"all risk" insurance procured and maintained by any tenant of the Property with respect to any improvements or personal property located on the Property (including, without limitation, the "all risk" insurance procured and maintained by the tenant under the Wet 'N Wild Lease);

               (iii) If reasonably necessary and required by Beneficiary, mechanical breakdown insurance (also known as "boiler and machinery" insurance) covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, if the Improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any such breakdown, written on a comprehensive form with such limits and deductibles as Beneficiary may reasonably require; the policy shall include an Agreed Amount endorsement (waiving co-insurance), a Replacement Cost Valuation endorsement, and coverage for increased cost of construction occasioned by operation of any law or ordinance regulating the construction, use or repair of the Improvements; and Beneficiary shall be named as an additional insured under all mechanical breakdown insurance procured and maintained by any tenant of the Property (including, without limitation, the tenant under the Wet 'N Wild Lease);

               (iv) Comprehensive general liability insurance (1973 Form), written on an "occurrence basis," against claims for death, bodily injury, personal injury and property damage occurring in, on or about the Real Property or the adjoining streets, sidewalks and passageways, or arising from or connected with the use, conduct or operation of Trustor's and its tenants' business or interest (including, without limitation, products liability coverage; blanket contractual liability coverage, including both oral and written contracts; broad form property damage coverage; coverage against liability for injury or property damage arising out of the use, by or on behalf of the Trustor or any other person or organization, of any owned, non-owned, leased or hired automotive equipment in the conduct of any and all operations of Trustor; coverage for those hazards commonly known in the insurance industry as explosion, collapse and underground property damage; owners' and contractors' protective coverage; coverage for elevators, escalators and garage/parking operations, if any, on the Real Property; and completed operations coverage for two years after construction of any Improvement has been completed), such insurance to afford combined single limit protection of not less than $1,000,000 per occurrence, and if such policy contains a self-insured retention, (A) such self-insured retention shall be no greater than $10,000 per occurrence, with an aggregate of $10,000 for all losses (including expenses) within the self-insured retention, and (B) Trustor shall be solely responsible for the payment of all amounts due within said self-insured retention, and the indemnification provisions contained in this Deed of Trust shall include all liability associated with said self-insured retention; and Beneficiary shall be named as an additional insured under all comprehensive/commercial general liability insurance policies procured or maintained by any tenant of the Property (including, without limitation, the tenant under the Wet 'N Wild Lease);

               (v) In the event Trustor ever operates any vehicles on the Property, comprehensive business automobile liability insurance, written under Coverage Symbol "1", covering all owned, non-owned and hired or borrowed vehicles of Trustor used in connection with any of the construction, maintenance and operation of the Improvements, naming Trustor as the named insured and covering Beneficiary as additional insured, insuring against liability for bodily injury and death and/or for property damage in an amount not less than $1,000,000 combined single limit per accident (if the policy contains a self-insured retention, (A) such self-insured retention shall be no greater than $5,000 per occurrence, with an aggregate limit of $10,000 for all losses (including expenses) within the self-insured retention, and (B) Trustor shall be solely responsible for the payment of all amounts due within said self-insured retention, and the indemnification provisions contained in this Deed of Trust shall include all liability associated with said self-insured retention); and Beneficiary shall be named as an additional insured under all comprehensive business automobile liability insurance policies procured or maintained by any tenant of the Property (including, without limitation, the tenant under the Wet 'N Wild Lease); and

               (vi) Worker's compensation and employer's liability insurance (and, if requested by Beneficiary, employer's liability insurance), in such amounts and with such deductibles as are established by law or, if and to the extent not so established, as are satisfactory to Beneficiary; and Beneficiary shall be named as an additional insured under all worker's compensation and employer's liability insurance procured and maintained by any tenant of the Property (including, without limitation, the tenant under the Wet 'N Wild Lease);

               (vii) An umbrella liability policy with a limit of no less than $15,000,000 providing excess coverage over all limits and coverages set forth in paragraphs (iv), (v) and (vi) above, which limits can be obtained by a combination of primary and excess umbrella policies, provided that all layers follow form with the underlying policies set forth in paragraphs
     (iv), (v) and (vi) and are written on an "occurrence form";

               (viii) Business interruption/rental loss insurance/extra expense and loss of "rental value" insurance, including coverage for off-premises power losses and an extended period of indemnity endorsement for at least 360 days, in an amount representing not less than 100% of the annual net profit (or net rental) plus continuing expenses (including debt service) for the Property, as such net profit and continuing expenses are reasonably projected by Trustor and consented to by Beneficiary (or, in the absence of such a projection, as reasonably projected by Beneficiary) with a deductible of no greater than seventy-two (72) hours, or $25,000 if a separate deductible applies;

               (ix) If the Property is located in an area identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968, flood insurance covering the Improvements, in an amount, available under the Act, satisfactory to Beneficiary; and Beneficiary shall be named as an additional insured under all flood insurance procured and maintained by any tenant of the Property (including, without limitation, the tenant under the Wet 'N Wild Lease); and

               (x) Such other insurance and in such amounts, and such additional amounts of the foregoing insurance, as may reasonably be required by Beneficiary, in its sole discretion, from time to time, due consideration being given to standard practices in the industry and to the risks involved in Trustor's business, operations or interest.

          (b) UNIFORM POLICY REQUIREMENTS. All policies of insurance required by the terms of this Deed of Trust:

               (i) shall be issued by insurance companies licensed and admitted to do business in the State of Nevada, and rated no lower than A VII in the most recent edition of A.M. Best's and AA in the most recent edition of Standard & Poor's, and in such form and amounts as are satisfactory to Beneficiary from time to time;

               (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act, failure to act, negligence or breach of representation or warranty of Trustor or any tenant of the Property, or of any other party holding under Trustor, which might otherwise result in forfeiture of said insurance;

               (iii) shall contain a waiver by the insurer of all rights of setoff, counterclaim and deduction against Trustor or any tenant of the Property (as applicable);

               (iv) shall contain a waiver of subrogation by the insurer in favor of Beneficiary (and Beneficiary's officers, directors, employees, agents and representatives) and a clause providing that the policy is primary and that any other insurance of Beneficiary with respect to the matters covered by such policy shall be excess and non-contributing;

               (v) shall, in the case of policies affording liability insurance coverage, name Beneficiary (and Beneficiary's officers, directors, employees, agents and representatives) as additional insureds by an endorsement satisfactory to Beneficiary and contain cross-liability and severability of interest clauses satisfactory to Beneficiary, and, in the case of other policies, shall name Beneficiary as a loss payee and have attached thereto a lender's loss payable endorsement, for the benefit of Beneficiary, in form satisfactory to Beneficiary (Form 438 BFU, unless otherwise specified by Beneficiary); and

               (vi) shall contain a provision that, notwithstanding any contrary agreement between Trustor (or any tenant of the Property, as applicable) and insurance company, such policies will not be canceled, failed to be renewed or materially amended (which term shall include any reduction in the type, scope or limits of coverage) without at least thirty (30) days prior written notice to Beneficiary.

          (c) BLANKET POLICIES. If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however, that the amount of the total insurance allocated to the Real Property and available with respect to the occurrences required to be insured against shall be such as to furnish protection the equivalent of separate policies in the amounts herein required, and provided further, that, in all other respects, any such policy or policies shall comply with all of the other provisions of this Deed of Trust.

          (d) EVIDENCE OF INSURANCE. At Beneficiary's option, Trustor shall furnish Beneficiary with a certified copy of all policies of insurance required under this Section or with a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the deductibles, if any, the name of the carrier, the policy number, and the period of coverage, which certificates shall be executed by authorized officials of the companies issuing such insurance, or by agents or attorneys-in-fact authorized to issue said certificates (in which event each such certificate shall be accompanied by a notarized affidavit, agency agreement or power of attorney evidencing the authority of the signatory to issue such certificate on behalf of the insurer named therein). Trustor shall furnish to Beneficiary annually, within ten days after the date hereof, or more often if Beneficiary shall so request, a certificate of Trustor specifying all insurance policies with respect to the Property and all other policies required hereby then outstanding and in force, and stating whether or not such insurance complies with the requirements of this Section and, if it does not, the manner in which it does not comply. At least thirty (30) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing insurance in force as required by this Deed of Trust.

          (e) PROCUREMENT BY BENEFICIARY. If Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust, Beneficiary may (but shall have no obligation to) procure such insurance, or single interest insurance for such risks covering Beneficiary's interests, and Trustor will pay all premiums therefor promptly upon demand by Beneficiary; and until such payment is made by Trustor, the amount of all such premiums, together with interest thereon at an annual rate equal to the rate specified in Section 2.4C of the Note Purchase Agreement (or if such provision is hereafter replaced or renumbered, the equivalent section) (the "AGREED RATE"), shall be secured by this Deed of Trust.

          (f) RESERVE FUND. Upon request by Beneficiary following an Event of Default (as defined in Section 23 hereof), Trustor shall pay to Beneficiary an initial cash reserve in an amount adequate to pay all insurance premiums due within the next succeeding twelve calendar months on all policies of insurance required by this Deed of Trust (or such lesser amount as may then be specified by Beneficiary), and shall thereafter deposit with Beneficiary each month, commencing with the first month after such request by Beneficiary and continuing until all sums secured hereby are paid in full or Beneficiary notifies Trustor to cease making such deposits, an amount equal to one-twelfth of the aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust, as reasonably estimated by Beneficiary. In such event Trustor further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary may notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Beneficiary may impound or reserve for future payment of premiums such portion of such payments as Beneficiary may in its absolute discretion deem proper, applying the balance upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section, nor shall anything contained herein modify the obligation of Trustor to maintain and keep in force at all times such insurance as is required by this Deed of Trust. Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

          (g) REPLACEMENT COST. Whenever Beneficiary requires insurance with full replacement cost protection, such full replacement cost shall be determined annually (except in the event of substantial changes, alterations or additions to the Improvements or in the event of new construction undertaken by the Trustor, in which event such full replacement cost shall be determined from time to time as required to assure full replacement cost coverage). Such determination of full replacement cost shall be made by written agreement of the insurance carrier and Trustor, subject to the approval of Beneficiary. If they cannot agree or the value shall not be approved by Beneficiary within thirty
(30) days after such request, such full replacement cost shall be determined by an appraiser, architect or contractor who shall be acceptable to Beneficiary.
No omission on the part of Beneficiary to request any such determination shall relieve Trustor of its obligations hereunder, and any such determination to the contrary notwithstanding, Beneficiary may require Trustor to obtain additional insurance as provided in this Section.

          (h) SEPARATE INSURANCE. Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required by this Section to be furnished by Trustor unless Beneficiary is a named insured therein, with loss payable as provided herein. Trustor shall immediately notify Beneficiary of the taking out of any such separate insurance and shall cause the original policies in respect thereof or certificates therefor to be delivered to Beneficiary.

          (i) COMPLIANCE WITH INSURANCE REQUIREMENTS. Trustor shall observe and comply with the requirements of all policies of insurance required to be maintained in accordance with this Deed of Trust and shall cause the requirements of the companies writing such policies to be so performed and satisfied that at all times companies of good standing satisfactory to Beneficiary shall be willing to write and to continue such insurance. Notwithstanding any approval, disapproval, acceptance or acquiescence by Beneficiary with respect to such insurance, or Beneficiary's obtaining or failure to obtain any insurance, Beneficiary shall incur no liability as to the form or legal sufficiency of insurance contracts, the solvency of any insurer or the payment of any loss, and Trustor hereby expressly assumes full responsibility therefor.

          (j) ASSIGNMENT OF POLICIES UPON FORECLOSURE. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of any of the Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by this Section with respect to such Property and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Property, and Trustor hereby appoints Beneficiary its lawful attorney-in-fact to execute an assignment thereof and any other document necessary to effect such transfer.

          (k) WAIVER OF SUBROGATION. Trustor waives any and all right to claim or recover against Beneficiary, its directors, officers, employees, agents and representatives, for loss of or damage to Trustor, the Property, any other property of Trustor, or any property of others under Trustor's control, from any cause insured against or required to be insured against by the provisions of this Deed of Trust; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if (i) such policy prohibits, or if coverage thereunder would be reduced as a result of, such waiver of subrogation and (ii) Trustor is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

          (l) REQUIREMENTS SUPPLEMENTAL. The requirements of this Deed of Trust with respect to insurance and maintenance of the Property shall be supplemental to and not exclusive of the requirements of the Note Purchase Agreement and the Security Agreement relating thereto.

          7.  CASUALTIES; INSURANCE PROCEEDS.

          (a) NOTICE OF CASUALTIES. Trustor shall give prompt written notice thereof to Beneficiary after the happening of any material casualty to or in connection with the Property or any part thereof, whether or not such casualty is covered by insurance.

          (b) PAYMENT OF PROCEEDS. All proceeds payable to Trustor in connection with any casualty affecting all or any portion of the Property shall be payable to Beneficiary. Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary. If Trustor receives any proceeds of insurance resulting from a casualty which, pursuant to this Deed of Trust, are to be paid to Beneficiary, Trustor shall promptly pay over such proceeds to Beneficiary. Trustor shall not settle, adjust or compromise any claims for loss, damage or destruction of the Property or any part thereof under any policy or policies of insurance carried by Trustor in connection with a loss without the prior written consent of Beneficiary to such settlement, adjustment or compromise; and, after an Event of Default hereunder, Beneficiary shall have the sole and exclusive right, and Trustor hereby authorizes and empowers Beneficiary, to settle, adjust or compromise any such claims.

          (c) USE IN RESTORATION. In the event of any damage to or destruction of the Property or any improvements not owned by Trustor but located on the Real Property, and provided that (i) at the time of such damage or destruction or thereafter, an Event of Default does not exist, (ii) the damage or destruction does not occur within six (6) months prior to the maturity of the Notes or other Secured Obligations, and (iii) application of insurance proceeds to restoration of the Property (or such other improvements) will not impair Beneficiary's security for the obligations secured hereby, insurance proceeds payable to Trustor in connection with such damage or destruction shall be applied, first, toward reimbursement of all of Beneficiary's reasonable costs and expenses of recovering the proceeds, including reasonable attorneys' fees; then, to payment of all sums advanced by Beneficiary to protect the Property or such other improvements or the security of the Notes or other Secured Obligations; then, to payment of installments of principal and interest then due and payable under the Notes; then, to restoration of the Property (or such other improvements, as applicable), upon such conditions as Beneficiary shall determine (it being expressly understood and agreed that Beneficiary may condition disbursement of such proceeds for restoration upon proof that an amount equal to the sum which Beneficiary is requested to disburse has theretofore been paid by Trustor, or is then due and payable, for materials theretofore installed or work theretofore performed upon the Property and properly includable in the cost of repair, reconstruction or restoration thereof; delivery to Beneficiary by Trustor of detailed plans and specifications providing for restoration in accordance with all applicable Legal Requirements of all governmental authorities having jurisdiction over the Property, together with a detailed estimate of the cost of the work and a schedule therefor and a construction contract satisfactory to Beneficiary, with a contractor satisfactory to Beneficiary, for performance of the work within the budgeted amount, and within the scheduled time for completion; proof that the insurance required hereby is in force; proof that, after repair or reconstruction, the Property (or such other improvements) will be at least as valuable as it was (or they were) immediately before the damage or destruction occurred; and proof that the insurance proceeds available for repair or restoration are sufficient, in Beneficiary' s determination, to pay for the total cost of repair or reconstruction, including all associated development costs and interest projected to be payable on the Secured Obligations until the repair or reconstruction is complete, or Trustor must provide its own funds in an amount equal to the difference between the proceeds available for repair or restoration and a reasonable estimate, made by Trustor and found acceptable by Beneficiary, of the total cost of repair or reconstruction); and, upon completion of the work of restoration and payment of the cost thereof, any balance of such proceeds shall be applied to the indebtedness secured hereby, in such order as Beneficiary, in its sole discretion, shall determine, notwithstanding that said indebtedness or the performance of said obligation may not be due according to the terms thereof; and, if any then remains, it shall be paid over to Trustor. Notwithstanding anything to the contrary stated above, any insurance proceeds received in connection with any insurance policy providing coverage for tenant's improvements located on the Property (including, without limitation, any insurance policy procured and maintained by the tenant under the Wet 'N Wild Lease) shall be applied in accordance with the requirements of such tenant's lease.

          (d) APPLICATION BY BENEFICIARY. Except as otherwise provided in the last sentence of subsection (c) immediately above, if (i) at the time of such damage or destruction or thereafter, an Event of Default exists hereunder, or
(ii) the damage or destruction occurs within six (6) months prior to the maturity of the Notes or other Secured Obligations, or (iii) application of insurance proceeds to restoration will impair Beneficiary's security for the obligations secured hereby, then Beneficiary shall have the option, in its sole and absolute discretion, (1) to apply all or any portion of such proceeds that are payable to Trustor to any indebtedness or other obligation secured hereby and in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not be due according to the terms thereof, or (2) to apply all or any portion of such proceeds to the restoration of the Property, subject to such conditions as Beneficiary shall determine, or (3) to deliver all or any portion such proceeds to Trustor or any tenant of the Property, subject to such conditions as Beneficiary may determine.

          (e) DUTY TO RESTORE. Except as otherwise provided hereinbelow, in the event of any damage or destruction of the Property or any improvements located on the Property but not owned by Trustor, Trustor shall restore and repair (or cause to be restored and repaired) the Property and such other improvements located on the Real Property (even though such improvements are not owned by Trustor), and nothing in this Deed of Trust shall be deemed to excuse Trustor from restoring, repairing and maintaining the Property and any such other improvements located on the Real Property, as herein provided, regardless of whether or not insurance proceeds are available for restoration, whether or not any such proceeds are sufficient in amount, or whether or not the Property (or such other improvements) can be restored to the same condition and character as existed prior to such damage or destruction. Notwithstanding anything to the contrary stated above, Trustor shall not be obligated to restore the improvements currently located on the Property and owned by the tenant under the Wet 'N Wild Lease (unless otherwise required by the Wet 'N Wild Lease); provided
                                                                        --------
that, Trustor shall be obligated to demolish and remove all such partially
----
damaged or destroyed improvements from the Property and to leave the Property in a buildable condition if such improvements are not restored.

          8.  TAXES AND IMPOSITIONS.

          (a) PAYMENT BY TRUSTOR.  Subject to subsection (d) below, Trustor
                                              --------------
shall pay, or cause to be paid, at least ten (10) days prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions or restrictions affecting the Property, which are assessed or imposed upon the Property, or become due and payable, and which create, may create or appear to create a lien upon the Property, or any part thereof, or upon any of the Personal Property (all of which taxes, assessments and charges, together with any and all other taxes, and charges of a similar kind or nature are collectively referred to hereinafter as "IMPOSITIONS"); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

          (b) NEW IMPOSITIONS. If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Property in lieu of or in addition to the Impositions payable by Trustor pursuant to Subsection (a) of this Section, or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the Notes or other obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "IMPOSITIONS" as defined in Subsection
(a) of this Section, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions, if Trustor is permitted by law to pay the same. If Trustor is prohibited by law from paying such Impositions, then, at the option of Beneficiary, all obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby, nor shall such taxes be deemed to be Impositions.

          (c) PROOF OF PAYMENT. Subject to the provisions of Subsection (d) of this Section, Trustor shall deliver to Beneficiary, within seven (7) days after the date upon which any Imposition is due and payable by Trustor in accordance with this Deed of Trust, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

          (d) CONTEST OF ASSESSMENTS. Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless Trustor has given prior written notice to Beneficiary of Trustor's intent so to contest or object to an Imposition, and unless (i) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or
(ii) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary; or (iii) Trustor shall demonstrate to Beneficiary's satisfaction that Trustor has provided a good and sufficient undertaking as required or permitted by law to accomplish a stay of any such sale.

          (e) RESERVE FUND. Upon request by Beneficiary following an Event of Default, Trustor shall pay to Beneficiary an initial cash reserve in an amount adequate to pay all Impositions for the ensuing tax fiscal year (or such lesser amount as may then be specified by Beneficiary), and shall thereafter deposit with Beneficiary each month, commencing with the first month after such request by Beneficiary and continuing until all sums secured hereby are paid in full or Beneficiary gives notice to Trustor to cease making such deposits, an amount equal to one-twelfth of the sum of the annual Impositions, as reasonably estimated by Beneficiary. In such event, Trustor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that Impositions are then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this Section, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary may notify Trustor and upon such notice Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section, nor shall anything contained herein modify the obligation of Trustor to pay, or cause to be paid, all Impositions. Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon. Beneficiary may impound or reserve for future payment of Impositions such portion of such payments as Beneficiary may deem proper, applying the balance upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Trustor fail to deposit with Beneficiary (exclusive of that portion of said payments which has been applied by Beneficiary upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least thirty (30) days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, together with interest thereon at an annual rate equal to the Agreed Rate, shall be secured hereby and shall be repayable to Beneficiary upon demand; or, at the option of Beneficiary, Beneficiary may, without making any advance whatever, apply any sums held by it upon any indebtedness or obligation secured hereby, in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof.

          (f) JOINT ASSESSMENT. Trustor shall not initiate, and, to the maximum extent permitted by law, shall not suffer or permit the joint assessment of any real and personal property which may constitute all or a portion of the Property or any other procedure whereby the lien of real property taxes and the lien of personal property taxes shall be assessed, levied or charged to the Property as a single lien.

          (g) TAX SERVICE. Trustor shall cause to be furnished to Beneficiary a tax reporting service, covering the Property, of the type and duration, and with a company, satisfactory to Beneficiary.

          9. LIENS. Trustor shall pay and promptly discharge, at Trustor's cost and expense, all liens, encumbrances and charges upon the Property, or any part thereof or interest therein, other than Permitted Exceptions; provided that Trustor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge in accordance with the provisions of the Note Purchase Agreement. If Trustor shall fail to remove and discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge, together with interest thereon from the date of such expenditure at an annual rate equal to the Agreed Rate.

          10. EASEMENTS AND LEASEHOLDS. If a leasehold estate or an easement or other incorporeal right constitutes a portion of the Real Property or if all or any portion of the Real Property or Improvements is leased or licensed by Trustor to another person, Trustor agrees not to amend, change, terminate or modify such lease (including, without limitation, the Wet 'N Wild Lease), license, leasehold estate, easement or other right or interest, or any right thereto or interest therein, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Trustor agrees to perform all obligations and agreements with respect to said lease (including, without limitation, the Wet 'N Wild Lease), license, leasehold, easement or other right or interest and shall not take any action or omit to take any action which would effect or permit the termination thereof. Trustor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of

Trustor's obligations thereunder or with respect thereto. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from the date of expenditure at an annual rate equal to the Agreed Rate.

          11. FURTHER ACTS. Trustor shall do and perform all acts necessary to keep valid and effective the charges and lien hereof, to carry into effect its object and purposes, to protect the lawful owner(s) of the Notes and other obligations secured hereby; shall execute and deliver to Beneficiary at any time, upon request of Beneficiary, all other and further instruments in writing necessary to vest in and secure to Trustee each and every part of the Real Property and to Beneficiary the Rents therefrom and rights and interest of Beneficiary therein or with respect thereto; and, upon request by the Beneficiary, shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.

          12.  ASSIGNMENT OF RENTS.

          (a) Notwithstanding any language contained herein, or in any other document, to the contrary, Trustor hereby irrevocably and absolutely assigns and transfers to Beneficiary, without having to first take possession of the Property, all Rents, including all present and future Leases (including, without limitation, the Wet 'N Wild Lease) and other rental agreements, reserving unto Trustor a license to collect such Rents prior to the occurrence of any Event of Default. Subsequent to the occurrence of an Event of Default, such license reserved to Trustor shall be immediately revoked without further demand or notice, and any Rents, including those past due, unpaid or undetermined, may be collected by Beneficiary or its agent, and any amount so collected shall be applied, less costs and expenses of operation and collection, including attorneys' fees, to any indebtedness and/or obligations secured hereby, in such order as Beneficiary shall determine. The collection of such Rents, and the application thereof as aforesaid, shall not cure or constitute a waiver of any default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor and Beneficiary intend that this assignment shall be a present, absolute and unconditional assignment, not an assignment for additional security only, and shall, immediately upon the execution hereof, subject to the license granted above, give Beneficiary, and its agent, the right to collect the Rents and to apply them as aforesaid. Nothing contained herein, nor any collection of Rents by Beneficiary, or its agent or a receiver, shall be construed to make Beneficiary (i) a "Mortgagee-in-Possession" of the Property so long as Beneficiary has not itself entered into actual possession of the Property; (ii) responsible for performing any of the obligations of the lessor under any Lease; (iii) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or (iv) liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

          (b) Trustor hereby represents to Beneficiary that, except for Permitted Exceptions, there is no assignment or pledge of any Leases (including, without limitation, the Wet 'N Wild Lease) of, or Rents from, the Property now in effect, and covenants that, until the Notes are fully paid and the other Secured Obligations are fully satisfied, Trustor will not make any such assignment or pledge to anyone other than Beneficiary nor will it accept any periodic payments which are to be made pursuant to such Leases or Rents more than thirty (30) days in advance of the date on which such payments are due.

          13. ACTIONS AFFECTING PROPERTY. Trustor shall give Beneficiary and Trustee prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding affecting or purporting to affect, the Property, or title thereto or any right of possession thereof, or this Deed of Trust or the security hereof or the rights or powers of Beneficiary or Trustee hereunder. Trustor shall appear in and contest any such action or proceeding at Trustor's sole expense; and shall pay all costs and expenses, including cost of evidence of title and attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear.

          14. EMINENT DOMAIN. If any proceeding or action be commenced for the taking of the Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage (including, without limitation, a proposal to purchase the Property or some portion thereof in lieu of condemnation), Trustor shall give prompt written notice thereof to Beneficiary. Beneficiary shall be entitled, at its option, without regard to the adequacy of its security, to investigate and negotiate with the Trustor and the condemnor concerning the proposed taking, to commence, appear in and prosecute in its own name, with Trustor, any such action or proceeding, and, to join Trustor in making any compromise or settlement in connection with such taking or damage. Trustor shall not compromise or settle any such action or proceeding or agree to any sale in lieu of condemnation without the prior written consent of Beneficiary. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking, transfer or damage (the "AWARD") are hereby assigned to Beneficiary and Trustor agrees to execute such further assignments of the Award as Beneficiary or Trustee may require. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with any such negotiations, action or proceeding (whether or not prosecuted to judgment), Beneficiary shall, if (i) an Event of Default does not then exist hereunder,
(ii) the taking, transfer or damage does not occur within six (6) months prior to the maturity of the Notes or other Secured Obligations, and (iii) application of the Award to restoration of the Property will not impair Beneficiary's security for the obligations secured hereby, apply the Award to the restoration of the Property, subject to such conditions as Beneficiary shall determine (it being expressly understood and agreed that Beneficiary may condition disbursement of such proceeds for restoration upon proof that an amount equal to the sum which Beneficiary is requested to disburse has theretofore been paid by Trustor without reimbursement therefor, or is then due and payable, for materials theretofore installed or work theretofore performed upon the Property and properly includable in the cost of repair, reconstruction or restoration thereof). If, at the time of receipt by Beneficiary of such proceeds, (i) an Event of Default then exists hereunder, (ii) the taking, transfer or damage occurs within six (6) months prior to the maturity of the Notes or other Secured Obligations, or (iii) application of the Award to restoration will impair Beneficiary's security for the obligations secured hereby, Beneficiary shall have the option, in its sole and absolute discretion, (1) to apply all or any portion of the Award upon any indebtedness or other obligation secured hereby and in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not be due according to the terms thereof, or (2) to apply all or any portion of the Award to the restoration of the Property, subject to such conditions as Beneficiary may determine, or (3) to deliver all or any portion of the Award, after such deductions, to Trustor, subject to such conditions as Beneficiary may determine (and, if the Award is not sufficient to satisfy the Secured Obligations in full, Trustor shall immediately pay any remaining balance, together with all accrued interest thereon). Nothing herein contained shall be deemed to excuse Trustor from restoring, repairing and maintaining the Property, as herein provided, regardless of whether or not the Award is available for restoration, whether or not any such Award is sufficient in amount, or whether or not the Property can be restored to the same condition and character as existed prior to such damage or partial taking. Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner under all laws, including NRS 37.115, as amended or recodified from time to time, which provide for allocation of condemnation proceeds between a property owner and a lienholder to the fullest extent permitted by law.

          15. DUE ON SALE. Except as otherwise permitted in the Note Purchase Agreement, or this Deed of Trust, if the Trustor shall sell or convey, or create or permit to exist any mortgage, pledge, security interest or other encumbrance on, or in any other manner alienate or otherwise "transfer" the Real Property hereby encumbered or any part thereof or any interest therein, or shall enter into any agreement for the same, or shall be divested of its title in any manner or way, whether voluntary or involuntary or by merger, without the written consent of Beneficiary being first had and obtained, any indebtedness or obligation secured hereby, irrespective of the maturity dates expressed in the Notes or any other notes evidencing the same, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor or any maker or guarantor of any Secured Obligation from any liability with respect thereto without the prior written consent of Beneficiary. As used herein, "TRANSFER" includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, collateral assignment or hypothecation of the Real Property, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Real Property, or the lease of all or substantially all of the Property. The term "TRANSFER" shall also include the direct or indirect transfer, assignment, hypothecation or conveyance of legal or beneficial ownership of Trustor or any corporate shares of Trustor.

          16. PARTIAL OR LATE PAYMENTS. By accepting payment of any indebtedness secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment, when due, of all other indebtedness so secured or to declare default, as herein provided, for failure to so pay.

          17. RECONVEYANCE BY TRUSTEE. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Notes secured hereby to Trustee for cancellation and retention, or such other disposition as Trustee, in its sole discretion, may choose, and upon payment of its fees, the Trustee shall reconvey, without warranty or recourse, the Property then held hereunder. Beneficiary will give such written request and will surrender the Deed of Trust and Notes within a reasonable time after it and all of the Holders receive payment in full of all sums secured hereby. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto".

          18. RIGHT OF BENEFICIARY AND TRUSTEE TO APPEAR. If, during the existence of the trust created hereby, there be commenced or pending any suit or action materially and adversely affecting the Property, or any part thereof, or the title thereto, or if any adverse claim for or against the Property, or any part thereof, be made or asserted, the Trustee or Beneficiary may appear or intervene in the suit or action and retain counsel therein and, unless such suit or action is being diligently contested in good faith by Trustor and Trustor shall have established and maintained adequate reserves with Beneficiary for the full payment and satisfaction of such suit or action if determined adversely to Trustor, may defend same, or otherwise take such action therein as the Trustee or Beneficiary may be advised and may, after providing Trustor with written notice, pay and expend such sums of money as the Trustee or Beneficiary may deem to be necessary and Trustor shall pay all reasonable costs and expenses of Trustee and Beneficiary incurred in connection therewith.

          19. PERFORMANCE BY TRUSTEE OR BENEFICIARY. If Trustor fails to make any payment or perform any act as and in the manner provided in any of the Basic Documents and such failure becomes an "Event of Default" thereunder, then the Trustee or Beneficiary, at the election of either of them and without any obligation to do so, after the giving of reasonable notice to the Trustor, or any successor in interest of the Trustor, or any of them and without releasing Trustor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its absolute discretion, it may deem necessary therefor. In connection therewith (without limiting their general and other powers, whether conferred herein, in another Basic Document or by law), Beneficiary and Trustee, and each of them, shall have and are hereby given the right, but not the obligation, (i) to enter upon and take possession of the Property; (ii) to make additions, alterations, repairs and improvements to the Property which they or either of them may consider necessary or proper to keep the Property in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or to be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel and other necessary or desirable consultants. All sums incurred or expended by the Trustee or Beneficiary, under the terms hereof (including, without limiting the generality of the foregoing, costs of evidence of title, court costs, appraisals, surveys, and receiver's, Trustee's and attorneys' fees, costs and expenses (including, without limitation, the fees and expenses of attorneys for Trustee), whether or not an action is actually commenced in connection therewith), shall become due and payable by the Trustor to the Trustee on the next interest or payment date under the Notes secured hereby and shall bear interest until paid at an annual percentage rate equal to the Agreed Rate. In no event shall the payment or performance of any obligation by Trustee or Beneficiary be construed as a waiver of the default occasioned by Trustor's failure to make such payment or payments or to perform such obligation or obligations.

          20. INSPECTIONS. Upon reasonable advance written notice, Beneficiary, or its agents, representatives or workers, are authorized to enter at any reasonable time upon or in any part of the Property for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Basic Documents; provided that, Beneficiary, its agents, representatives and workers
           -------- ----
shall not unreasonably interfere with the Trustor's or its tenants' operations on the Property.

          21. INVALIDITY OF LIEN. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Indebtedness (as defined in the Note Purchase Agreement), or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Indebtedness, and all payments made on the Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Indebtedness which is not secured or is not fully secured by the lien of this Deed of Trust.

          22. SUBROGATION. To the extent that proceeds of the Notes or other sums advanced by Beneficiary are used to pay any outstanding lien, charge or prior encumbrance against the Property, such proceeds shall be deemed to have been advanced by Beneficiary at Trustor's request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, regardless of whether said liens, charges or encumbrances are released.

          23. EVENTS OF DEFAULT. Trustor will be in default under this Deed of Trust upon the occurrence of any one or more of the following events (some or all collectively, "EVENTS OF DEFAULT"; any one singly, an "EVENT OF DEFAULT"):

               (a) FAILURE TO PAY. Any installment of principal of any Note is not paid when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or any installment of interest or any other amounts due and owing under the Note Purchase Agreement, this Deed of Trust or any other Basic Document, or any other amount the payment of which is secured hereby, is not paid within fifteen (15) days after the date when due; or

               (b) OTHER BREACHES HEREOF. A breach by Trustor of any representation, warranty or covenant in this Deed of Trust which is not cured within thirty (30) days after the earlier of (i) an officer of Company or SGC (its parent) becoming aware of such default, and (ii) receipt by Company of notice from Trustee, Beneficiary or any Holder of such default;

               (c) DEFAULTS UNDER OTHER BASIC DOCUMENTS. The occurrence under the Note Purchase Agreement or any of the other Basic Documents of an "Event of Default" (as defined therein); or

               (d) Trustor, or any other "borrower" (as that term is defined in NRS 106.310, as amended or recodified from time to time) who may send a notice pursuant to NRS 106.380(1), as amended or recodified from time to time, with respect to this Deed of Trust: (i) delivers, sends by mail or otherwise gives, or purports to deliver, send by mail or otherwise give, to Beneficiary or any Holder (A) any notice of an election to terminate the operation of this Deed of Trust as security for any Secured Obligation (including, without limitation, any obligation to repay any "future advance" (as defined in NRS 106.320, as amended or recodified from time to time) of "principal" (as defined in NRS 106.345, as amended or recodified from time to time)), or (B) any other notice pursuant to NRS 106.380(1), as amended or recodified from time to time; (ii) records a statement pursuant to NRS 106.380(3), as amended or recodified from time to time; or (iii) causes this Deed of Trust, any Secured Obligation, Beneficiary or any Holder to be subject to NRS 106.380(2), 106(3) or 106.400, as amended or recodified from time to time.

          24. REMEDIES. At any time after an Event of Default, Beneficiary and Trustee will be entitled to invoke any and all of the following rights and remedies, all of which will be cumulative, and the exercise of any one or more of which shall not constitute an election of remedies:

               (a) ACCELERATION. Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately, without presentment, demand, protest or notice of any kind.

               (b) RECEIVER. Subject to applicable Gaming Laws, Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property or any part thereof, without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property or the adequacy of any security for the Secured Obligations, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor to the fullest extent permitted by law. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and in the Note Purchase Agreement and shall continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of all of the Property; (ii) the disbursement of all proceeds of the Property collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Beneficiary or pursuant to an order of a court of competent jurisdiction.

               (c) ENTRY. Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, subject to applicable Gaming Laws, and may also do any and all other things in connection with those actions that Beneficiary may, in its sole discretion, consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include, among other things, any of the following: taking and possessing all of Trustor's or the then owner's books and records; entering into, enforcing, modifying, or canceling Leases (including the Wet 'N Wild Lease) on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Trustor; completing any construction; and contracting for and making repairs and alterations. If Beneficiary so requests, Trustor shall assemble all of the Property that has been removed from the Real Property and make all of it available to Beneficiary at the site of the Real Property. Trustor hereby irrevocably constitutes and appoints Beneficiary as Trustor's attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments. Regardless of any provision of this Deed of Trust or the Note Purchase Agreement, Beneficiary shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any obligation of Trustor to Beneficiary, unless Beneficiary has given express written notice of Beneficiary's election of that remedy in accordance with the Nevada Uniform Commercial Code, as it may be amended or recodified from time to time.

               (d) CURE; PROTECTION OF SECURITY. Either Beneficiary or Trustee may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure, subject to applicable Gaming Laws, Beneficiary or Trustee may also enter the Property and, whether or not Beneficiary or Trustee enter the Property, do any and all other things which it, in its sole discretion, may consider necessary and appropriate to protect the security of this Deed of Trust, including, without limitation, the right to complete any Improvements under construction thereon. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's or Trustee's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust; otherwise caring for and protecting any and all of the Property; and employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee. Beneficiary and Trustee may take any of the actions permitted under this Subsection either with or without giving notice to any person.

               (e) UNIFORM COMMERCIAL CODE REMEDIES. With respect to Personal Property, Beneficiary may exercise any or all of the remedies granted to a secured party under NRS Article 104.9101 et seq. (the Nevada enactment of the Uniform Commercial Code), together with any and all other rights and remedies provided in the Security Agreement.

               (f) JUDICIAL ACTION. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust or for any other remedy provided herein, in the Note Purchase Agreement, in any Basic Document or otherwise provided by law or in equity.

               (g) POWER OF SALE. Under the power of sale herein granted, Beneficiary shall have the discretionary right to cause some or all of the Property, including any Property which constitutes Personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.


               (i)  SALES OF PERSONAL PROPERTY.

                    (A) For purposes of the power of sale herein granted, Beneficiary may elect to treat as Personal Property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If Beneficiary chooses to do so, Beneficiary may dispose of any Personal Property separately from the sale of real property, in any manner permitted by or under the NRS, including any public or private sale, or in any manner permitted by any other applicable law or the Security Agreement.

                    (B) The following provision shall apply in the absence of any specific statutory requirement which permits or requires a different notice period: In connection with any sale or other disposition of such Property, Trustor agrees that the following procedures constitute a commercially reasonable sale: Beneficiary shall mail written notice of the sale to Trustor not later than ten
          (10) days prior to such sale. Upon receipt of any written request, Beneficiary will, to the extent reasonably practicable, make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours prior to the sale. Notwithstanding any provision to the contrary, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

               (ii) TRUSTEE'S SALES OF REAL PROPERTY OR MIXED COLLATERAL.

                    (A) Beneficiary may choose to dispose of some or all of the Property which consists solely of real property in any manner then permitted by applicable law. In its discretion, Beneficiary may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both real and personal property, together in one sale to be held in accordance with the law and
          procedures applicable to real property.   Trustor agrees that any sale
          of personal property together with real property constitutes a commercially reasonable sale of the personal property. For purposes of this power of sale, either a sale of real property alone, or a sale of both real and personal property together in accordance with law, will sometimes be referred to as a "TRUSTEE'S SALE."

                    (B) Before any Trustee's Sale, Beneficiary or Trustee shall give and record such notice of default and election to sell as may then be required by law. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any Trustee's Sale. From time to time, in accordance with then applicable law, Trustee may, and in any event at Beneficiary's request shall, postpone any Trustee's sale by public announcement at the time and place noticed for that sale, or may, in its discretion, give a new notice of sale.

                    (C) At any Trustee's Sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Trustee's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all persons as to the facts recited in it.

               (h) SINGLE OR MULTIPLE FORECLOSURE SALES. If the Property at the time of sale or other disposition consists of more than one lot, parcel or item of property, Beneficiary may:

                    (i) Designate the order in which the lots, parcels or items shall be sold or disposed of or offered for sale or disposition; and

                    (ii) Elect to dispose of the lots, parcels or items through a single consolidated sale or disposition to be held or made under the power of sale herein granted, or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner that Beneficiary may deem to be in its best interests (any such sale or disposition, a "FORECLOSURE SALE;" any two or more, "FORECLOSURE SALES").

     If Beneficiary chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Beneficiary may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

          25. COSTS OF ENFORCEMENT. If an installment of principal or interest on the Notes is not paid when due or if any other Event of Default occurs, Beneficiary and Trustee, and each of them, may employ an attorney or attorneys to protect their rights hereunder. Trustor promises to pay to Beneficiary, on demand, the fees and expenses of such attorneys and all other costs of enforcing the obligations secured hereby, including but not limited to, recording fees, the expense of a Trustee's Sale Guarantee, Trustee's fees and expenses, receivers' fees and expenses, and all other expenses, of whatever kind or nature, incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the obligations secured hereby, whether or not such enforcement includes the filing of a lawsuit. Until paid, such sums shall be secured hereby and shall bear interest, from date of expenditure, at an annual rate equal to the Agreed Rate.

          26. REMEDIES CUMULATIVE AND NOT EXCLUSIVE. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any Basic Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Basic Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

          27. CREDIT BIDS. At any Foreclosure Sale, any person, including Trustor, Trustee or Beneficiary, may bid for and acquire the Property or any part thereof to the extent permitted by then applicable law. Instead of paying cash for such property, Beneficiary may settle therefor by crediting such portion of the following obligations against the sales price of the property as is necessary to equal such price:

               (a) First, the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to pay or reimburse Beneficiary or Trustee hereunder or under any other Basic Document; and

               (b) Second, any of the other Secured Obligations, in any order and proportion as Beneficiary, in its sole discretion, may elect.



          28. APPLICATION OF FORECLOSURE SALE PROCEEDS. Beneficiary and Trustee shall apply the proceeds of any Foreclosure Sale in the following manner:

               (a) First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to reimburse Beneficiary or Trustee hereunder or under any other Basic Document;

               (b) Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Beneficiary or Trustee under the terms of this Deed of Trust which then remain unpaid;

               (c) Third, to pay any and all other Secured Obligations, in any order and proportion as Beneficiary, in its sole discretion, may elect; and

               (d) Fourth, the remainder, if any, shall be remitted to the person or persons entitled to it.

          29. APPLICATION OF RENTS AND OTHER SUMS. Beneficiary shall apply any and all Rents collected by it, and any and all sums, other than proceeds of a Foreclosure Sale, which Beneficiary may receive or collect, in the following manner:

               (a) First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Beneficiary or any receiver;

               (b) Second, to pay any and all other Secured Obligations in any order and proportion as Beneficiary, in its sole discretion, may elect; and

               (c) Third, the remainder, if any, shall be remitted to the person or persons entitled to it.

Beneficiary shall have no liability for any funds which it does not actually receive.

          30. INCORPORATION OF CERTAIN NEVADA COVENANTS. The following covenants, Nos. 1, 3, 4 (at the Agreed Rate), 6, 7 (reasonable), 8 and 9 of NRS 107.030, where not in conflict with the provisions of the Basic Documents, are hereby adopted and made a part of this Deed of Trust. Upon any Event of Default by Trustor hereunder, Beneficiary may (a) declare all sums secured immediately due and payable without demand or notice or (b) have a receiver appointed as a matter of right without regard to the sufficiency of said property or any other security or guaranty and without any showing as required by NRS (S)107.100. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or afforded by law or equity and may be exercised concurrently, independently or successively. The sale of said property conducted pursuant to Covenants Nos. 6, 7 and 8 of NRS (S)107.030 may be conducted either as to the whole of said property or in separate parcels and in such order as Trustee may determine.

          31. SUBSTITUTION OF TRUSTEE. Beneficiary or its assigns may, from time to time, by a written instrument executed and acknowledged by Beneficiary, recorded in the county in which the Real Property is located and otherwise complying with applicable law, and delivered to Trustor, appoint a successor trustee or trustees to any Trustee named herein or acting hereunder, to execute the trust created by the Deed of Trust or other conveyance in trust. Upon the recording of such instrument, the new trustee or trustees shall, without conveyance from the predecessor trustee, be vested with all the title, estate, interest, rights, powers, duties and trusts in the premises vested in or conferred upon the predecessor trustee. If there be more than one trustee, either may act alone and execute the trusts upon the request of the Beneficiary, and all his acts thereunder shall be deemed to be the acts of all trustees, and the recital in any conveyance executed by such sole trustee of such request shall be conclusive evidence thereof, and of the authority of such sole trustee to act.

          32. BINDING NATURE. This Deed of Trust applies to, inures to the benefit of and binds Trustor and the heirs, legatees, devisees, administrators, personal representatives, executors and the successors and assigns thereof, Trustee and Beneficiary. Trustee and Beneficiary will provide to Trustor written notice of any assignment of Beneficiary's or Trustee's interest hereunder. As used herein, the term "Beneficiary" shall mean the owners and holders of the Notes and other Secured Obligations from time to time, whether or not named as Beneficiary herein (it being expressly agreed, however, that Beneficiary may act through an agent; that only the signature of such agent is required on any amendment hereof or any consent, approval or other action hereunder; and that SunAmerica Life Insurance Company is the initial agent hereunder); the term "Trustee" shall mean the trustee appointed hereunder from time to time, whether or not notice of such appointment is given; and the term "Trustor" shall mean the Trustor named herein and the permitted successors-in-interest, if any, of said named Trustor, in and to the Property or any part thereof. If there be more than one Trustor hereunder, their obligations hereunder shall be joint and several. It is expressly agreed that the trust created hereby is irrevocable by Trustor.

          33. ACCEPTANCE OF TRUST; RESIGNATION BY TRUSTEE. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law, reserving, however, unto the Trustee, the right to resign from the duties and obligations imposed herein whenever Trustee, in its sole discretion, deems such resignation to be in the best interest of the Trustee. Written notice of such resignation shall be given to Trustor and Beneficiary.

          34. FULL PERFORMANCE REQUIRED; SURVIVAL OF WARRANTIES. All representations, warranties and covenants of Trustor contained in any loan application or made to Beneficiary in connection with the Note and other Secured Obligations secured hereby or contained in any of the Basic Documents or incorporated by reference therein, shall survive the execution and delivery of this Deed of Trust and shall remain continuing obligations, warranties and representations of Trustor so long as any portion of the obligations secured by this Deed of Trust remains outstanding.

          35. WAIVER OF CERTAIN RIGHTS BY TRUSTOR. Trustor waives, to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Nevada pertaining to the rights and remedies of sureties. Without limiting the generality of the foregoing, Trustor waives, to the extent permitted by law, all rights (including any rights provided by NRS 100.040 and 100.050) to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property or any other property now or hereafter constituting security for the indebtedness secured hereby marshalled upon any foreclosure of this Deed of Trust or of any other security for any of such indebtedness.

          36. CONSTRUCTION. The language in all parts of this Deed of Trust shall be in all cases construed simply according to its fair meaning and not
strictly for or against any of the parties hereto.   Headings at the beginning
of Sections, Subsections, paragraphs and subparagraphs of this Deed of Trust are solely for the convenience of the parties, are not a part hereof and shall not be used in construing this Deed of Trust. The preamble, any recitals and all exhibits and schedules to this Deed of Trust are part of this Deed of Trust and are incorporated herein by this reference. When required by the context: whenever the singular number is used in this Deed of Trust, the same shall include the plural, and the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders and vice versa. Unless otherwise required by the context (or otherwise provided herein): the words "HEREIN", "HEREOF" and "HEREUNDER" and similar words shall refer to this Deed of Trust generally and not merely to the provision in which such term is used; the word "PERSON" shall include individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority and other entity of whatever nature; the words "INCLUDING", "INCLUDE" or "INCLUDES" shall be interpreted in a non-exclusive manner as though the words "but not limited to" or "but without limiting the generality of the foregoing" or "without limitation" immediately followed the same; the word "MONTH" shall mean calendar month; and the term "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or Nevada. If the day on which performance of any act or the occurrence of any event hereunder is due is not a business day, the time when such performance or occurrence shall be due shall be the first business day occurring after the day on which performance or occurrence would otherwise be due hereunder. All times provided in this Deed of Trust for the performance of any act will be strictly construed, time being of the essence hereof.

          37. PRIORITY. This Deed of Trust is intended to have, and retain, priority over all other liens and encumbrances upon the Real Property, excepting only: (i) such Impositions as, at the date hereof, have, or, by law, gain, priority over the lien created hereby; (ii) covenants, conditions, restrictions, easements, rights of way and Leases which are of record and which, on the date hereof, affect the Real Property and are superior in right or have priority over this Deed of Trust; (iii) Leases, liens, encumbrances and other matters as to which Beneficiary hereafter expressly subordinates the lien of this Deed of Trust by written instrument in recordable form; and (iv) to the extent not included within clauses (i) through
                                                            -----------
(iii) above, the Permitted Exceptions.  Under no circumstances shall Beneficiary
-----
be obligated or required to subordinate the lien hereof to any lien, encumbrance, covenant or other matter affecting the Real Property or any portion thereof. Beneficiary may, however, at Beneficiary's option, exercisable in its sole and absolute discretion, subordinate the lien of this Deed of Trust, in whole or in part, to any or all Leases, liens, encumbrances or other matters affecting all or any portion of the Real Property, by executing and recording, in the Office of the County Recorder of the county or counties in which the Real Property is located, a unilateral declaration of such subordination specifying the Lease, lien, encumbrance or other matter or matters to which this Deed of Trust shall thereafter be subordinate.

          38. AMENDMENTS. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

          39. FIXTURE FILING AND FINANCING STATEMENT. Portions of the Personal Property (and portions of the Real Property) are goods which are or are to become fixtures on or relating to the Real Property. This Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the County in which the Property is located with respect to any and all fixtures included within the term "Property" as used herein and with respect to any goods or other Personal Property that may now be or hereafter become such fixtures. The address of Beneficiary, from which information concerning the security interest granted hereunder may be obtained, is:

               SunAmerica Life Insurance Company
               1 SunAmerica Center
               Century City
               Los Angeles, California  90067-6022
               Attention:  Director-Mortgage Lending and
                           Real Estate

          40. ATTORNEY-IN-FACT. Trustor hereby appoints Beneficiary the attorney-in-fact of Trustor to prepare, sign, file and record one or more financing statements; any documents of title or registration, or like papers, and to take any other action deemed necessary, useful or desirable by Beneficiary to perfect and preserve Beneficiary's security interest against the rights or interests of third persons.

          41.  RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY.

          (a) From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person, and without affecting the personal liability of any person for the payment of the Secured Obligations (except as provided below), and without affecting the security hereof for the full amount of the Secured Obligations on all Property remaining subject hereto, and without the necessity that any sum representing the value of any portion of the Property affected by the Beneficiary's action be credited on the Secured Obligations:

               (i) Release any person liable for payment of any Secured Obligation;

               (ii) Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

               (iii) Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or

               (iv) Alter, substitute or release any property securing the Secured Obligations.

          (b) From time to time when requested to do so by Beneficiary in writing, Trustee may perform any of the following acts without incurring any liability or giving notice to any person:

               (i) Consent in writing to the making of any plat or map of the Property or any part of it;

               (ii) Join in granting any easement or creating any restriction affecting the Property;

               (iii) Join in any subordination or other agreement affecting this Deed of Trust or the lien of it or other agreement or instrument relating hereto or to the Property or any portion thereof; or

               (iv) Reconvey the Property or any part of it without any warranty.

          42.  EXCULPATION AND INDEMNIFICATION.

          (a) Beneficiary shall not be directly or indirectly liable to Trustor or any other person as a consequence of any of the following:

               (i) Beneficiary's exercise of or failure to exercise any rights, remedies or powers granted to Beneficiary in this Deed of Trust;

               (ii) Beneficiary's failure or refusal to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust; or

               (iii) Any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Property, or from any other act or omission of Beneficiary in managing the Property, after an Event of Default, unless the loss is caused by the willful misconduct or bad faith of Beneficiary.

To the extent permitted by applicable law, Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

          (b) Except for losses caused by the willful misconduct or bad faith of Trustee or Beneficiary, Trustor agrees to indemnify Trustee and Beneficiary against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other reasonable legal expenses, cost of evidence of title, cost of evidence of value, and other reasonable costs and expenses which either may suffer or incur:

               (i) In performing any act required or permitted by this Deed of Trust or any of the other Basic Documents or by law;

               (ii) Because of any failure of Trustor to perform any of Trustor's obligations; or

               (iii) Because of any alleged obligation of or undertaking by Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Property other than the Basic Documents.

This agreement by Trustor to indemnify Trustee and Beneficiary shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

          (c) Trustor shall pay all obligations to pay money arising under this Deed of Trust immediately upon demand by Trustee or Beneficiary.

          43. RELATIONSHIP TO NOTE PURCHASE AGREEMENT. This Deed of Trust has been executed pursuant to and is subject to the terms of the Note Purchase Agreement executed concurrently herewith and Trustor agrees to observe and perform all provisions contained therein. If and to the extent of any conflict between the provisions of the Note Purchase Agreement and the provisions of this Deed of Trust, the stricter provisions shall control.

          44. RELATIONSHIP TO SECURITY AGREEMENT. Concurrently herewith, Trustor is entering into the Security Agreement with Beneficiary with respect to the Personal Property. As provided above, the terms of said Security Agreement shall, with respect to the Personal Property and the security interest granted hereby, supplement the terms of this Deed of Trust and, if and to the extent of any conflict with the terms hereof applicable to said security interest and Personal Property, shall, to the extent enforceable, control. Nothing in this
Section 44 shall be deemed or construed, however, to impair the rights of Beneficiary to conduct one or more Trustee's Sales at which real and personal property are sold together pursuant to the laws applicable to the sale of real property.

          45. RELATIONSHIP TO ENVIRONMENTAL INDEMNITY AGREEMENT. Concurrently herewith, Trustor has executed an agreement entitled "Environmental Indemnity Agreement" for the benefit of the Beneficiary and certain other "Indemnitees" (as defined therein). Trustor hereby acknowledges and agrees that, notwithstanding any other provision of this Deed of Trust to the contrary, the obligations of Trustor under such "Environmental Indemnity Agreement" shall be unlimited personal obligations of Trustor, the obligations of Trustor under such instrument shall not be secured by this Deed of Trust and shall survive foreclosure under this Deed of Trust, any transfer in lieu thereof, and any satisfaction of the Secured Obligations.

          46. SEVERABILITY. If any provision in or obligation under this Deed of Trust shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          47. LOAN STATEMENT FEES. Trustor shall pay the amount demanded by Beneficiary or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

          48.  NOTICES.

          (a) METHODS; ADDRESSEES. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be given by any of the following means: (i) personal service; (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (iii) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to clause (i) of this Section shall be deemed received upon such personal service, and if sent pursuant to clause (ii) of this Section shall be deemed received upon receipt if sent prior to 5:00 p.m. on a Business Day, and otherwise shall be deemed received on the next succeeding Business day, and, if sent pursuant to clause
(iii) of this Section shall be deemed received three (3) days following deposit in the mail.

     TO BENEFICIARY:     SunAmerica Life Insurance Company
                         1 SunAmerica Center
                         Century City
                         Los Angeles, California  90067-6022
                         Attention:  Director-Mortgage Lending and
                                     Real Estate
                         Facsimile No.:  (310) 772-6573


     WITH A COPY TO:     O'Melveny & Myers
                         1999 Avenue of the Stars
                         Suite 700
                         Los Angeles, California  90067
                         Attention:  Peter C. Kelley, Esq.
                         Facsimile No.:  (310) 246-6779

     TO TRUSTOR:         Sahara Las Vegas Corp.
                         2535 Las Vegas Blvd. South
                         Las Vegas, Nevada  89109
                         Attention:  Mr. Thomas Land
                         Facsimile No.:  (702) 658-4303

     TO TRUSTEE:         Stewart Title of Nevada
                         3800 Howard Hughes Parkway
                         Suite 500
                         Las Vegas, Nevada  89109
                         Attention:  Ms. Linda J. Jones
                         Facsimile No.:  (702) 733-6401

          (b) RELIANCE OF FAXES. Each party hereto (a "RECIPIENT") who receives from another party hereto (a "SENDER") by electronic facsimile transmission (telecopier or fax) any writing which appears to be signed by an authorized signatory of that Sender is authorized to rely and act upon that writing in the same manner as if the original signed writing was in the possession of the Recipient upon oral confirmation of that Sender to the Recipient that the writing was signed by an authorized signatory of that Sender and is intended by that Sender to be relied upon by the Recipient. Each party transmitting any writing to any other party by electronic facsimile transmission agrees to forward immediately to that Recipient, by expedited means (for next day delivery, if possible), or by first class mail if the Recipient so agrees, the signed hard copy of that writing, unless the Recipient expressly agrees to some other disposition of the original by the Sender.

          49. GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          50. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST TRUSTOR ARISING OUT OF OR RELATING TO THIS DEED OF TRUST MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS DEED OF TRUST TRUSTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS DEED OF TRUST. Trustor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Trustor at its address provided in Section 48 above, such service being hereby acknowledged by Trustor to be sufficient for personal jurisdiction in any action against Trustor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Beneficiary to bring proceedings against Trustor in the courts of any other jurisdiction.

          51. WAIVER OF JURY TRIAL. TRUSTOR HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS DEED OF TRUST. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Trustor acknowledges that this waiver is a material inducement for Beneficiary to enter into a business relationship, that Beneficiary has already relied on this waiver in entering into this Deed of Trust and that Beneficiary will continue to rely on this waiver in the parties' related future dealings. Trustor further warrants and represents that Trustor has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS DEED OF TRUST. In the event of litigation, this Deed of Trust may be filed as a written consent to a trial by the court.

          52. NONFOREIGN ENTITY. Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Beneficiary that the withholding of tax will not be required in the event of the disposition of the Property pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury, that:

          (a) Trustor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder; and

          (b) Trustor's U.S. employer identification number is 88-0181943; and

          (c) Trustor's principal place of business is 2535 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

It is understood that Beneficiary may disclose the contents of this certification to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Beneficiary shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.



                             SIGNATURE ON NEXT PAGE

          IN WITNESS WHEREOF, Trustor has executed this instrument as of the day and year first above written.


                              TRUSTOR:

                              SAHARA LAS VEGAS CORP.,
                              a Nevada corporation



                              By: /s/ Thomas K. Land
                              Its: Senior Vice President and
                                   Chief Financial Officer

STATE OF NEVADA             )
                            ) SS
COUNTY OF CLARK        )


          On January 17, 1996 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas K. Land personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


          Signature /s/ Joe Rayner

                                   EXHIBIT A

                               LEGAL DESCRIPTION

The Real property located in the County of Clark, State of Nevada and described as follows:

Being a portion of the Northeast Quarter (NE 1/4) of Section 9 and a portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 10, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, described as follows:

COMMENCING at the Northeast Corner (NE Cor) of the Northeast Quarter (NE 1/4) of said Section 9; thence South 04 Degrees 43 Minutes 06 Seconds East along the East Line of said Section 9, a distance of 896.80 feet to a point, said point being the Northeast Corner (NE Cor) of that certain parcel of land conveyed by HOTEL SECURITIES C. to EL RANCHO VEGAS by Corporation Deed recorded March 20, 1945 shown as Document No. 194417, Clark County, Nevada Official Records, said point also being the POINT OF BEGINNING; thence South 87 Degrees 12 Minutes 23 Seconds East parallel to the North Line of said Section 9 a distance of 342.86 feet to the West Line of Paradise Road; thence South 00 Degrees 14 Minutes 47 Seconds West along said West Line of Paradise Road, a distance of 868.44 feet; thence North 87 Degrees 12 Minutes 23 Seconds West parallel to the North Line of said Section 9, a distance of 1572.55 feet to the East Line of Las Vegas Boulevard South; thence North 28 Degrees 00 Minutes 00 Seconds East along said East Line of Las Vegas Boulevard South, a distance of 958.89 feet; thence South 87 Degrees 12 Minutes 23 Seconds East parallel to the North Line of said Section 9, a distance of 782.72 feet to the POINT OF BEGINNING.


ASSESSOR'S PARCEL NUMBERS:  162-09-602-001
                              162-09-602-005

                                      A-1